CENTURY REALTY TRUST
                   320 N. Meridian Street - Suite 823
                      Indianapolis, Indiana 46204


March 27, 2000


TO OUR SHAREHOLDERS:

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Indianapolis Athletic Club, 5th Floor, 350
N. Meridian Street, Indianapolis, Indiana, on Wednesday, May 3, 2000, at 10:30 A.M.

     (1)  To elect five trustees; and,

     (2) To act on such other business as may properly come before the meeting and all adjournments thereof.

     The Trustees have fixed the close of business on March 27, 2000, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                           By order of the Trustees,

                                         John W. Adams
                                                        Secretary


     Please fill in, date, sign and mail promptly, the accompanying proxy in the return envelope provided for that purpose, whether or not you plan to attend the meeting.



                            CENTURY REALTY TRUST
                     320 N. Meridian Street - Suite 823
                        Indianapolis, Indiana 46204

                               PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street - Suite 823, Indianapolis, Indiana 46204.
This proxy statement and the enclosed proxy were mailed on March 27, 2000.

     The enclosed proxy is solicited for use at the annual meeting of shareholders to be held May 3, 2000.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted in favor of the action recommended by the Board of Trustees and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.


                               PURPOSE OF MEETING

     The purpose of the meeting is to elect five trustees and to act on such other business as may properly come before the meeting. The Board of Trustees is not aware of any other business which may come before the meeting. However, the enclosed proxy authorizes the proxy holders named therein to vote on all other matters that may properly come before the meeting, and it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.


                                     VOTING

     The close of business on March 27, 2000, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. Any person who acquired title to a share after the record date shall upon written request to the shareholder of record be entitled to receive a proxy, with power of substitution, to vote that share. As of March 27, 2000, the Trust has 1,697,911 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum should not be present, the meeting may adjourn from time to time.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting, including the election of trustees.

     On March 27, 2000, all Trustees, including the nominees for election, and officers of the Trust, as a group, owned 318,377 shares or 18.8% of the total outstanding shares. No person owned of record or beneficially more that 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table:

                       Name of          Amount and Nature of      Percent of
Title of Class     Beneficial Owner    Beneficial Ownership of       Class
_______________________________________________________________________________

Shares of         John I. Bradshaw, Jr.        96,294(1)             5.7%
Beneficial        320 N. Meridian Street
Interest          Indianapolis, IN


Shares of         Murray R. Wise              107,550(2)             6.3%
Beneficial        2407 S. Neil Street
Interest          P.O. Box 3009
                  Champaign, IL 61826


(1) John I. Bradshaw, Jr., is sole owner of 43,935 shares and has voting and investment power with respect to 52,359 shares owned by trusts for his children and his sister.

(2) Murray R. Wise is sole owner of 93,783 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 11,767 shares owned by the Westchester Profit Sharing Trust and 1,000 shares owned by the Westchester Foundation.


                              ELECTION OF TRUSTEES

     The Trust Indenture provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at seven (7). At the most recent election of trustees, held at the annual meeting of shareholders on April 28, 1999, holders of 61.3% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The percentage of shares which participated in the most recent election of each Trustee and the results of their elections, are set forth in the following schedule:

                     Percentage of
     Name of          Outstanding        Date of       Percentage of Votes
 Trustee Elected      Shares Voted       Election       For      Withheld
___________________________________________________________________________

John W. Adams             62.3%       April 30, 1997    96.2%       3.8%
John I. Bradshaw, Jr.     62.3%       April 30, 1997    97.0%       3.0%
Francis M. Hapak          61.3%       April 28, 1999    98.6%       1.4%
John A. Wallace           61.3%       April 28, 1999    98.4%       1.6%


     Five trustees will be elected at the meeting, three for a term of three
(3) years, and two for a term of one year. They will serve until their successors are elected and qualified. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees: John W. Adams, John I. Bradshaw, Jr. and Marvin L. Hackman for a term of three years, and John
J. Dillon and Murray R. Wise for a one year term. John W. Adams and John I. Bradshaw, Jr. are presently serving as a trustees. None of the other three nominees is currently serving as a trustee.

     Marvin L. Hackman is a partner in the Indianapolis law firm of Hackman Hulett & Cracraft LLP, a firm with which he has been associated for over 25 years. Murray R. Wise is Chairman and Chief Executive Officer of Westchester Group, Inc., an agricultural asset management firm based in Champaign, Illinois which provides agricultural real estate management services nationwide. John
J. Dillon is Chief Administrative Officer of Analytical Surveys, Inc., an Indianapolis based multi-state firm which provides digital mapping services to utility companies, developers and governmental agencies.

     In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees.


     The following table contains information with respect to the nominees:

                                                                  Shares of
                                                Period During     the Trust
                                                 Which He Has    Beneficially
                           Principal Occupation   Served as a     Owned as of
Name and Address      Age  for Past Five Years      Trustee      March 27, 2000
_______________________________________________________________________________

For a term of three (3) years

 John W. Adams         51  Vice President        1996 to date    1,800 (.11%)
 Indianapolis, IN          Browning Investments, Inc.
                           Real estate development
                           Other Directorships:
                             Brightpoint, Inc.
 John I.
      Bradshaw, Jr.(1) 69  President and CEO    1982 to date    96,294 (5.67%)
 Indianapolis, IN          Century Realty Trust
                           Other Directorships:
                             None

 Marvin L. Hackman     66  Partner                                None
 Indianapolis, IN          Hackman Hulett
                            & Cracraft LLP
                           Attorneys at Law
                           Other Directorships:
                             None


For a term of one (1) year

 John J. Dillon (2)    40  Chief Administrative Officer         19,628 (1.16%)
 Indianapolis, IN          Analytical Surveys, Inc.
                            (Since July, 1997)
                           Digital Mapping
                           Sr. Vice President
                           MSE Corp. (January, 1997
                             to July, 1997)
                           Executive Director
                           Hoosier Lottery
                            (1993 to 1997)
                           Other Directorships:
                             Standard Management Corp.

 Murray R. Wise (3)    51  Chairman and CEO                    107,550 (6.33%)
 Champaign, IL             Westchester Group, Inc.
                           Agricultural Investments
                           Other Directorships:
                             None


(1) John I. Bradshaw, Jr., is sole owner of 43,935 shares and has voting and investment power with respect to 52,359 shares owned by trusts for his children and his sister.

(2) John J. Dillon is sole owner of 188 shares and shares voting and investment power with respect to 19,440 shares owned by the Dillon Family Limited Partnership in which he is a limited partner.

(3) Murray R. Wise is sole owner of 93,783 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 11,767 shares owned by the Westchester Profit Sharing Trust and 1,000 shares owned by the Westchester Foundation.

                           COMPENSATION OF TRUSTEES


     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 1999, under these arrangements, the Trust paid a total of $20,850 in trustee compensation to all trustees who, individually, were paid amounts ranging from $5,400 to $6,900.

     In 1996, following his election to the Board of Trustees, John W. Adams was granted an option to purchase up to 5,000 shares of beneficial interest of the Trust, under which he purchased 700 shares in 1997 and 300 shares in 1999. The remaining option for 4,000 shares expired unexercised on April 30, l999. Except as set forth in the following schedules, no options, warrants, or rights of any kind were granted or exercised during 1999. No long term or deferred compensation arrangements have been awarded, to any trustee, officer or employee of the Trust.


                              SUMMARY COMPENSATION TABLE

                                  Annual Compensation

                           _________________________________       Long-Term
                                                                  Compensation
                                                                  ____________
Name and                                                  Other      Awards
Principal                                                Compen-     ______
Position                Year    Salary($)    Bonus($)   sation($)   Options(#)
____________________    ____    _________    ________   ________    __________

John I. Bradshaw, Jr.   1999     99,000         -         2,307*         -
 President              1998     99,000         -         2,307*         -
 Chief Exec. Officer    1997     99,000         -         1,942*         -

*Compensation equivalent of club dues paid on behalf of named individual.


                       OPTION GRANTS IN LAST FISCAL YEAR
                                                                  Potential
                                                              Realizable Value
                                                              At Assumed Annual
                               Individual Grants               Rates of Stock
               ______________________________________________Price Appreciation
                             % of Total    Exercise           for Option Term
                 Options  Options Granted  Price per Expiration_______________
Name             Granted(#)In Fiscal Year   Share       Date     5%     10%
____________    __________ _________________________ ________ _______ ________

John W. Adams      4,000        100%        $12.375    4/30/02 $6,066  $14,388

     The Options are exercisable at any time until the expiration date. Upon exercise, shares in treasury, to the extent available, will be issued.

     The exercise price per share represents the average of the bid and asked prices at the date of grant.



                     OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUE

                                                                  Value of
                                                                Unexercised
                                               Unexercised      In-The-Money
                                            Options at Fiscal Options at Fiscal
                Shares Acquired    Value       Year End(#)        Year End*
Name             On Exercise(#)  Realized   (All Exercisable) (All Exercisable)
____            _______________  ________   _________________ _________________

John W. Adams            300     $   900          4,000             None


*Value based on $12.00 per share, the average of the bid ($11.75) and asked ($12.25) prices on December 31, 1999.



                           PROPOSALS OF SHAREHOLDERS

     Proposals by shareholders of Century Realty Trust which are intended to be presented at the 2001 annual meeting of shareholders must be received by the Secretary at the office of the Trust not later than December 31, 2000, for inclusion in the proxy statement for that meeting.


                   INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                   OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED

                                              Period During    Shares of
                                               Which He Has    the Trust
                                               Served As A    Beneficially
                         Principal Occupation    Trustee      Owned as of
Name and Address    Age  For Past Five Years  (term expires) March 27, 2000
____________________________________________________________________________

Francis M. Hapak(1) 74   Real estate investor  1987 to date   76,605 (4.95%)
Indianapolis, IN         Self employed            (2002)
                         Other Directorships:
                            None

John A Wallace (2)  76   Real estate investor  1973 to date   16,500 (1.07%)
Indianapolis, IN         Self employed           (2002)
                         Other Directorships:
                            None


(1) Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.

(2) John A. Wallace is the sole owner of 15,000 shares and shares voting and investment power with respect to 1,500 shares owned by Brenda L. Wallace, his wife.


                       OTHER MANAGEMENT INFORMATION

     The Board of Trustees has a standing Audit Committee composed of John W. Adams and Francis M. Hapak. The Committee held two meetings separately from the Board of Trustees during the year. The Audit Committee reviews the services to be performed by the independent auditors; receives and reviews reports submitted by the independent auditors and takes such action with respect to such reports as it deems appropriate; and reviews accounting controls and procedures within the Trust. The Board of Trustees has not designated standing nominating or compensation committees.

     The Board of Trustees held nine (9) scheduled meetings during 1999. Each of the Trustees, except for Mr. Adams, attended 75% or more of those meetings. Mr. Adams was ill and unable to attend four of the meetings of the Board.


                                     AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ending December 31, 1999. This firm has previously audited the Trust's financial statements each year beginning with 1973.

     Audit and related services for 1999 included examination of the Trust's financial statements, review and consultation regarding filings with the Securities and Exchange Commission and consultation on financial and reporting matters. In addition to audit services, the Trust engaged Ernst & Young to assist in preparation of its federal and state income tax returns.

     The Board of Trustees approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors.

     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, and will be available to respond to appropriate questions.


                                  ANNUAL REPORT

     The annual report for 1999, including audited financial statements for the year ended December 31, 1999, is included herewith as a separate enclosure, but is not incorporated herein by reference. A copy of the Annual Report to the Securities and Exchange Commission (Form 10K) for 1999 will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                            BY ORDER OF THE TRUSTEES

                                               John W. Adams

                                                                Secretary

FORM OF PROXY (SIDE 1)

century
  realty             Proxy
    trust
      320 N. Meridian Street - Suite 823, Indianapolis, IN 46204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOAD OF TRUSTEES
The undersigned hereby appoints Francis M. Hapak and John A. Wallace, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 27, 2000 at the meeting of shareholders to be held on May 3, 2000 or any adjournment thereof.

    l. ELECTION OF TRUSTEES
         For a term of three (3) years
           John W. Adams            ___FOR        ___VOTE WITHHELD
           John I. Bradshaw, Jr.    ___FOR        ___VOTE WITHHELD
           Marvin L. Hackman        ___FOR        ___VOTE WITHHELD

         For a term of one (1) year
           John J. Dillon           ___FOR        ___VOTE WITHHELD
           Murray R. Wise           ___FOR        ___VOTE WITHHELD

    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                 (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


FORM OF PROXY (SIDE 2)

  RECEIPT OF THE PROXY STATEMENT DATED MARCH 27, 2000, IS HEREBY ACKNOWLEDGED

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

   THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                                      NUMBER OF SHARES

                                                     __________________






DATED________________, 2000   __________________________________________
                              Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY__________________________________________
USING THE ENCLOSED ENVELOPE.   Signature of Joint Owner (if applicable)